EXHIBIT 99.12


                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G8
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Balance                                 Loans        Balance     Balance
--------------------------------------------------------------------------------
$250,000.01 - $300,000.00                           1       $299,562        0.11
$300,000.01 - $350,000.00                           1        323,491        0.12
$350,000.01 - $400,000.00                          93     35,439,613       13.21
$400,000.01 - $450,000.00                         117     50,022,044       18.64
$450,000.01 - $500,000.00                          81     38,750,241       14.44
$500,000.01 - $550,000.00                          46     24,172,311        9.01
$550,000.01 - $600,000.00                          34     19,678,188        7.33
$600,000.01 - $650,000.00                          46     29,212,374       10.89
$650,000.01 - $700,000.00                          18     12,296,400        4.58
$700,000.01 - $750,000.00                          11      7,989,900        2.98
$750,000.01 - $800,000.00                           7      5,437,000        2.03
$800,000.01 - $850,000.00                           5      4,103,049        1.53
$850,000.01 - $900,000.00                           4      3,551,873        1.32
$900,000.01 - $950,000.00                           1        904,000        0.34
$950,000.01 - $1,000,000.00                        14     13,830,400        5.15
$1,000,000.01 - $1,050,000.00                       3      3,132,000        1.17
$1,050,000.01 - $1,100,000.00                       5      5,487,500        2.05
$1,100,000.01 - $1,150,000.00                       1      1,147,000        0.43
$1,200,000.01 - $1,250,000.00                       1      1,237,500        0.46
$1,250,000.01 - $1,300,000.00                       1      1,260,000        0.47
$1,300,000.01 - $1,350,000.00                       1      1,328,500        0.50
$1,350,000.01 - $1,400,000.00                       1      1,400,000        0.52
$1,450,000.01 - $1,500,000.00                       1      1,500,000        0.56
$1,500,000.01 - $1,550,000.00                       1      1,540,000        0.57
$1,950,000.01 - $2,000,000.00                       1      1,982,000        0.74
$2,250,000.01 - $2,300,000.00                       1      2,267,320        0.85
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: $299,562.17
Maximum: $2,267,320.32
Average: $540,911.83
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Gross Rate                              Loans        Balance     Balance
--------------------------------------------------------------------------------
3.751% - 4.000%                                     6     $5,625,938        2.10
4.001% - 4.250%                                    13      8,047,851        3.00
4.251% - 4.500%                                    40     20,937,614        7.80
4.501% - 4.750%                                    87     46,985,582       17.51
4.751% - 5.000%                                    32     17,536,720        6.54
5.001% - 5.250%                                    80     42,506,599       15.84
5.251% - 5.500%                                    81     45,560,053       16.98
5.501% - 5.750%                                    64     35,694,198       13.30
5.751% - 6.000%                                    45     21,483,361        8.01
6.001% - 6.250%                                    22      9,944,300        3.71
6.251% - 6.500%                                    11      6,307,450        2.35
6.501% - 6.750%                                     9      4,600,900        1.71
6.751% - 7.000%                                     4      2,011,700        0.75
7.001% - 7.250%                                     1        650,000        0.24
7.501% - 7.750%                                     1        400,000        0.15
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 7.750%
Weighted Average: 5.258%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 1  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Net Rate                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
3.501% - 3.750%                                     8     $6,475,938        2.41
3.751% - 4.000%                                    17     10,308,251        3.84
4.001% - 4.250%                                    74     39,620,755       14.77
4.251% - 4.500%                                    62     34,046,941       12.69
4.501% - 4.750%                                    44     23,187,809        8.64
4.751% - 5.000%                                    96     50,457,551       18.81
5.001% - 5.250%                                    51     30,338,782       11.31
5.251% - 5.500%                                    69     36,454,714       13.59
5.501% - 5.750%                                    35     17,270,875        6.44
5.751% - 6.000%                                    18      9,111,350        3.40
6.001% - 6.250%                                    12      5,974,200        2.23
6.251% - 6.500%                                     7      3,379,100        1.26
6.501% - 6.750%                                     1        616,000        0.23
6.751% - 7.000%                                     1        650,000        0.24
7.251% - 7.500%                                     1        400,000        0.15
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: 3.750%
Maximum: 7.375%
Weighted Average: 4.904%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Index                                           Loans        Balance     Balance
--------------------------------------------------------------------------------
1 Year CMT                                         80    $49,412,639       18.42
1 Year Libor                                      259    142,820,061       53.23
6 Month Libor                                     157     76,059,566       28.35
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Months to Roll                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
37 - 42                                             1       $450,000        0.17
43 - 48                                             1        469,592        0.18
49 - 54                                            15     11,787,789        4.39
55 - 60                                           479    255,584,885       95.26
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 40
Maximum: 60
Weighted Average: 58
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Gross Margin                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 2.000%                                           1       $436,000        0.16
2.001% - 2.250%                                   393    208,036,505       77.54
2.251% - 2.500%                                     1        418,500        0.16
2.501% - 2.750%                                   101     59,401,261       22.14
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 2.750%
Weighted Average: 2.360%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 2  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
First Rate Cap                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
5.000%                                            475   $258,733,120       96.44
6.000%                                             21      9,559,146        3.56
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.036%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Periodic Rate Cap                               Loans        Balance     Balance
--------------------------------------------------------------------------------
1.000%                                            119    $58,698,850       21.88
2.000%                                            377    209,593,416       78.12
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.781%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Maximum Rate                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
8.751% - 9.000%                                     6     $5,625,938        2.10
9.001% - 9.250%                                    13      8,047,851        3.00
9.251% - 9.500%                                    40     20,937,614        7.80
9.501% - 9.750%                                    87     46,985,582       17.51
9.751% - 10.000%                                   32     17,536,720        6.54
10.001% - 10.250%                                  78     41,567,249       15.49
10.251% - 10.500%                                  75     43,066,853       16.05
10.501% - 10.750%                                  53     30,173,652       11.25
10.751% - 11.000%                                  35     17,097,661        6.37
11.001% - 11.250%                                  20      8,957,950        3.34
11.251% - 11.500%                                  15      7,935,400        2.96
11.501% - 11.750%                                  13      6,710,846        2.50
11.751% - 12.000%                                  10      4,455,400        1.66
12.001% - 12.250%                                   2      1,343,700        0.50
12.251% - 12.500%                                   1        482,750        0.18
12.501% - 12.750%                                   2        789,500        0.29
15.501% - 15.750%                                   1        382,500        0.14
16.001% - 16.250%                                   4      1,883,600        0.70
16.251% - 16.500%                                   2      1,137,500        0.42
16.501% - 16.750%                                   3      1,322,000        0.49
16.751% - 17.000%                                   1        620,000        0.23
17.001% - 17.250%                                   2        844,000        0.31
17.251% - 17.500%                                   1        388,000        0.14
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: 9.000%
Maximum: 17.500%
Weighted Average: 10.436%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 3  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
FICO Scores                                     Loans        Balance     Balance
--------------------------------------------------------------------------------
601 - 620                                           1       $360,000        0.13
621 - 640                                           9      4,128,250        1.54
641 - 660                                          19      9,154,265        3.41
661 - 680                                          67     39,698,863       14.80
681 - 700                                          88     47,682,424       17.77
701 - 720                                          66     35,090,867       13.08
721 - 740                                          69     37,537,669       13.99
741 - 760                                          59     32,086,665       11.96
761 - 780                                          64     33,139,577       12.35
781 - 800                                          45     24,649,086        9.19
801 - 820                                           9      4,764,600        1.78
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 811
Weighted Average: 722
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Original Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                          14     $6,820,000        2.54
50.01% - 55.00%                                    15      9,001,900        3.36
55.01% - 60.00%                                    14      9,008,669        3.36
60.01% - 65.00%                                    32     19,760,337        7.37
65.01% - 70.00%                                    64     39,686,155       14.79
70.01% - 75.00%                                    54     33,970,864       12.66
75.01% - 80.00%                                   286    142,960,831       53.29
80.01% - 85.00%                                     5      2,235,100        0.83
85.01% - 90.00%                                     9      3,710,505        1.38
90.01% - 95.00%                                     3      1,137,904        0.42
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: 16.67
Maximum: 95.00
Weighted Average: 73.62
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 4  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Combined Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                          11     $5,198,000        1.94
50.01% - 55.00%                                    13      6,859,900        2.56
55.01% - 60.00%                                    15     10,641,669        3.97
60.01% - 65.00%                                    20     11,107,887        4.14
65.01% - 70.00%                                    47     28,373,166       10.58
70.01% - 75.00%                                    42     26,540,424        9.89
75.01% - 80.00%                                   136     71,233,805       26.55
80.01% - 85.00%                                    26     16,960,041        6.32
85.01% - 90.00%                                    86     44,861,433       16.72
90.01% - 95.00%                                    51     24,493,547        9.13
95.01% - 100.00%                                   49     22,022,394        8.21
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: 16.67
Maximum: 100.00
Weighted Average: 79.67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Amortization                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                     349   $189,585,127       70.66
Fully Amortizing                                  147     78,707,139       29.34
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Top 5 States                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
California                                        347   $189,830,541       70.76
Arizona                                            19     10,946,617        4.08
New York                                           15      9,249,749        3.45
Florida                                            13      8,189,719        3.05
Virginia                                           15      6,668,309        2.49
Other                                              87     43,407,331       16.18
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Prepay Original Term                            Loans        Balance     Balance
--------------------------------------------------------------------------------
0                                                 496   $268,292,266      100.00
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Document Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Alternate                                          15     $8,647,269        3.22
Full                                              225    123,884,707       46.18
Limited                                             1        385,890        0.14
No Doc                                             12      5,311,541        1.98
No Ratio                                           24     12,854,719        4.79
Reduced                                           128     65,066,031       24.25
Stated Doc                                         91     52,142,109       19.43
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 5  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Loan Purpose                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Purchase                                          257   $135,240,267       50.41
Cash Out Refinance                                132     70,736,072       26.37
Rate/Term Refinance                               107     62,315,926       23.23
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Owner Occupancy Status                          Loans        Balance     Balance
--------------------------------------------------------------------------------
Investor                                           17     $8,403,565        3.13
Primary                                           466    253,039,655       94.31
Secondary                                          13      6,849,046        2.55
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Property Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Coop                                                4     $1,985,500        0.74
Condominium                                        50     23,082,478        8.60
PUD                                                75     38,323,179       14.28
Single Family                                     359    200,281,408       74.65
Two- to Four Family                                 8      4,619,700        1.72
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Stated Remaining Term to Maturity               Loans        Balance     Balance
--------------------------------------------------------------------------------
340                                                 1       $450,000        0.17
348                                                 1        469,592        0.18
350                                                 2      1,560,536        0.58
351                                                 3      2,564,547        0.96
352                                                 4      3,940,335        1.47
353                                                 2      1,768,326        0.66
354                                                 4      1,954,046        0.73
355                                                 1        479,920        0.18
356                                                49     28,125,700       10.48
357                                                40     18,649,098        6.95
358                                               103     55,648,821       20.74
359                                               248    132,791,595       49.50
360                                                38     19,889,750        7.41
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------
Minimum: 340
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Servicer                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
GMAC Mortgage                                     375   $205,090,836       76.44
Greenpoint                                         78     37,799,900       14.09
National City Mortgage                             11      5,034,622        1.88
Nextstar                                            2        785,269        0.29
Wachovia Securities                                15      7,793,850        2.90
Wells Fargo                                        15     11,787,789        4.39
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 6  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G8
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Originator                                      Loans        Balance     Balance
--------------------------------------------------------------------------------
Family Lending                                      4     $2,380,300        0.89
First Saving                                        1        360,000        0.13
Greenpoint Mortgage Corporation                    78     37,799,900       14.09
Homestar                                           10      5,274,000        1.97
Market Street                                       2      1,043,600        0.39
Mortgage IT                                       137     71,925,563       26.81
Nat City Mortgage                                  11      5,034,622        1.88
Nexstar                                             2        785,269        0.29
Prism Mortgage/RBC Mortgage                       116     61,567,842       22.95
UBS Conduit                                       105     62,539,530       23.31
Wachovia Securities                                15      7,793,850        2.90
Wells Fargo Home Mortgage, Inc.                    15     11,787,789        4.39
--------------------------------------------------------------------------------
Total:                                            496   $268,292,266      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 7  of  7